UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Report to Stockholders.

(a)

MProved Systematic Merger Arbitrage Fund
Institutional Class – mmaqx
Investor Class – mmajx

Annual Report

December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.mprovedalts.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-833-677-6833 or by enrolling at www.mprovedalts.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-833-677-6833 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

MProved Systematic Merger Arbitrage Fund
2020 Management’s Discussion of Fund Performance

Dear Shareholder,

OVERVIEW
For the calendar year 2020, the MProved Systematic Merger Arbitrage Fund (the “Fund”) returned -0.87% and -1.07% for the Institutional and Investor share classes, respectively, net of fees and expenses. The Fund’s benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index1, returned 0.67% over the same period. Fund volatility2 was 5.15%, and correlation3 and beta4 to the S&P 500 were 0.60 and 0.12, respectively. In the previous year, the Fund’s Institutional and Investor share classes gained 3.62% and 3.30%, respectively, net of fees and expenses. Since inception5, the Fund has generated annualized net returns of 3.20% and 2.95% for the Institutional and Investor share classes, respectively with a volatility of 5.03%, and a correlation and beta to the S&P 500 Index6 of 0.40 and 0.11, respectively. The Fund’s benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index7, returned 1.60% over the same period. In this letter, we will review last year’s market environment, then turn to a discussion of the portfolio and performance, and conclude with our outlook for the portfolio.

MARKET CONTEXT
For the calendar year 2020, the markets, economy, and life played out in two distinct eras – before COVID-19 (“B.C.19”), and after COVID-19 (“A.C.19”).

In the B.C.19 era, everything hummed along through mid-February. Outside of Asia, many companies, politicians, workers, and financial market participants were blissfully sanguine about COVID-19. The S&P 500 Index8 peaked on February 19th, up +4.81% on the year.  Volatility was muted, with the VIX Index9 at 14.38. At that point, credit spreads10 were also indicative of a benign environment, with investment grade (IG) credit spreads11 at 96 basis points (bps)12 and high yield credit spreads13 at 344 bps. The energy complex had continued to come under moderate pressure – with oil prices down -12.7%, energy stock indices down -8 to -20%, energy investment grade credit spreads 18 bps wider, and energy high yield credit spreads 114 bps wider.14,15 None of this, however, was out of the ordinary. The US economy was on track to continue its decade-long expansion, and the unemployment rate touched all-time lows of 3.5%. 16 Despite this robust environment, Federal Reserve policy remained accommodative, with US Fed Funds Target Rate at 1.50% – 1.75%. From mid-February through quarter-end, however, the markets and economy transitioned into A.C.19. All would be driven by COVID-19, its direct and indirect impacts, and the governmental responses to this unprecedented crisis.

By March 18th, the S&P 500 Index had declined -29.18%17 from its February 19th highs. The VIX Index stood at 76.45.18 Credit spreads had widened, with investment grade credit spreads at 285 bps and high yield credit spreads 904 bps. The energy complex – due to the simultaneous pressures of COVID-19 and the Saudi/Russia price war – had been decimated. Oil prices stood at $20.37619 and, relative to February 19th, energy stock indices had declined an incremental 55 to 65%20, energy investment grade credit spreads were 319 bps21 wider, and energy high yield credit spreads were 1,352 bps22 wider. Furthermore, the municipal bond markets and the money markets had begun to show signs of stress. Our indicators suggested that hedge funds, particularly quant hedge funds, had undergone historical levels of deleveraging in light of these market moves.

With stay-at-home orders across many countries and states – and companies around the world shuttering operations – the economic effects of COVID-19 began to appear.  Responding to the markets’ plunge over the few weeks as well as the nascent economic impact, governments began to take unprecedented action in the battle against COVID-19. In the US, this began with the Fed. First, in the course of two rate cuts, it lowered the Fed Funds Target Rate to 0% – 0.25%. Subsequently, it took aim at the money markets, the corporate IG markets, the municipal bond markets, and the high yield markets, with various bond buying and related facilities. The scope and scale of these actions far exceeded Fed actions during the 2008 Global Financial Crisis (GFC). After a brief

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

delay, the US Congress deployed its fiscal power, in the form of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, a $2 trillion package focused on providing aid to individuals, COVID-19-impacted businesses, and small businesses, in particular.

In the wake of these and other governmental responses, many markets rebounded. Between March 18th and year-end, the S&P 500 Index gained +18.34%. The VIX Index retreated to 22.75. Credit spreads retreated significantly from their highs, with investment grade credit spreads at 96 bps and high yield credit spreads 360 bps. The energy complex has normalized, with oil prices at $48.52, energy stocks rebounding 58% to 88%, energy investment grade credit spreads 337 bps tighter and energy high yield credit spreads 1,574 bps tighter. While the markets found relief, the economic impacts were accelerating. In the B.C. 19 era, the 4 week moving average of US initial jobless claims matched a 4 year low of 208k in mid-Feb 2020, then it peaked in Mid-May at 5.8 million. In the last couple months of the year, initial jobless claims retreated to 740k. The labor market and business fronts will continue to be stressed in the weeks and months to come. However, our return to “new” normal life will hinge on positive vaccine developments and the global distribution of approved vaccines. It’s obvious that no one can know for sure as there are far too many uncertainties. We can also debate what “new normal” will mean.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND STRATEGY OVERVIEW AND DISCUSSION

Passive Risk Arbitrage

The concept behind Passive Risk Arbitrage, or “PRA”, is that acquisition targets systematically trade at a discount (the “spread”) to the merger consideration. A spread should exist given that, for most deals, the upside is capped and there is some probability that a deal can break. The spread should be actuarially attractive given the risk transfer risk arbitrageurs provide in buying target company shares from long-only shareholders (i.e., similar to a reinsurance business model). Risk arbs are compensated over time to hold a negatively skewed profile and to take on risks – such as antitrust, other regulatory approvals, shareholder votes, etc. – that most equity investors do not typically underwrite.

There are obviously times when the general relationship doesn’t hold and actual losses (either mark-to-market or realized losses) can exceed the spread compensation. That is why risk control is such an important part of the strategy.

In constructing our PRA rules-set and managing the Fund’s portfolio, we focus in particular on two key types of risks: idiosyncratic risks and market risks. Idiosyncratic risks are the risk of loss the strategy incurs when an individual deal breaks. As a reasonable boundary condition, as part of our idiosyncratic risk analysis, we analyze the scenario in which 100% of deals break. Market risks reflect the fact that we construct our PRA strategy well aware that the strategy has some market Beta, for two reasons. First, when the market declines, the amount we project we might lose on a deal-break (the “downside”) declines as well, particularly for cash deals.23 Second, the probability of deal completions can decline as well when the market drops.

While we rely on our systematic rule-set, we also use our active, practitioner’s lens to analyze our positions ‘deal-by-deal’ and at a portfolio level, thereby providing a confirmatory assessment. We apply our rules systematically and are constantly using our practitioner experience to assess whether new information and data points may require re-examination of any of the systematic rules. While rare, we believe this is what differentiates us from pure active managers and pure quantitative managers.

In light of the current situation, it is natural to query whether acquirers are permitted to use the weakness in target companies’ results brought on by COVID-19 to terminate their obligations to consummate transactions. The rules and precedents vary across jurisdictions and by situation, but a key area is how “Material Adverse Effect” (“MAE”, or sometimes called “MAC”, clauses) are addressed. Under the concepts that we believe apply in Delaware (and concepts which may apply elsewhere), the key issue is whether an acquirer has an excuse to terminate by virtue of the occurrence of a “material” and “durationally significant” event. Acquirers and targets

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

allocate the risk of such events in how they define “Company Material Adverse Change” in their merger agreements, and we reviewed the language across the PRA universe. We concluded that the vast majority of the MAE clauses in the PRA universe either explicitly or implicitly allocated the risks of an event such as COVID-19 to the buyer. But we also observed that a number of M&A buyers of COVID-19 impacted companies were exploring their options to determine whether they should take a shot at litigation (or at least threaten litigation) in order to (i) negotiate a favorable settlement such as a price-cut, or (ii) potentially obtain a judicial determination that they need not close the M&A transaction.

PRA, which specifically excludes financial acquirers, has thus far largely avoided this trend. A couple positions were subject to ‘recalcitrant buyer’ behavior by strategic acquirers during Q2, including our Tiffany / LVMH (recalcitrant buyer, deal was renegotiated during litigation); and Cineplex, Inc / Cineworld Group PLC (recalcitrant buyer, deal in litigation). Overall, the Fund has avoided significant impact from recalcitrant buyer behavior trend. Going forward, we will continue to carefully monitor the behavior of acquirers.

OUTLOOK
Initially, the COVID-19 crisis stalled M&A announcements. This lack of M&A is logical, as acquirers focused on their own businesses and balance sheets, targets have lacked the appetite to sell at what they view as temporarily low prices, and there are obvious logistical challenges in diligence and negotiations during lockdowns. However, Q4 M&A activity was more robust and demonstrated a glimpse of a potential return to levels not seen since B.C. 19.

We believe that M&A deal flow is most robust when conditions include a healthy economy, healthy financial markets, and a predictable regulatory/anti-trust environment. The COVID-19 crisis initially created an overhang on both the economy and the financial markets, although the financial markets quickly retraced most of their losses. The overhang on the economy hinges on the distribution of approved COVID-19 vaccines and ongoing vaccine developments/R&D.

Clarity around such issues would enable acquirers and targets gain better visibility into their projected medium-term revenues and profitability.

On behalf of the PRA team, we thank you for your ongoing support. As always, we are happy to discuss our research and performance with you, so please don’t hesitate to reach out to us with any questions.

Must be preceded or accompanied by a prospectus.

All investing involves risk, including potential loss of principal. There is no guarantee that the method chosen will be successful. The Fund is an actively managed, rules-based investment portfolio and is therefore subject to management risk. The Adviser bases certain trading decisions on systematic mathematical analysis of past price behavior. The future profitability of these strategies depends, in part, upon the assumption that the future price behavior will not be substantially different from past behavior. The Fund may incur substantial trading losses during periods when markets behave substantially differently from the period in which the Adviser’s models are derived. The Fund may invest in securities of non-U.S. issuers, including those located in foreign countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a complete discussion of the risks of investing in the Fund. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Fund holdings and allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings. The Fund is distributed by Quasar Distributors, LLC.

End Notes
______________________

1
ICE BofA US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. It is not possible to invest directly in this index.

2
Quarter-to-date and year-to-date returns are compounded. Actual individual performance may vary based on investment timing. Performance for new issue eligible investors may vary from the performance of new issue “de minimis” investors. Returns are net of all fees and expenses and reflect the reinvestment of dividends and other earnings.

3	The correlation coefficient is a statistical measure of the strength of the relationship between the relative movements of two variables. The values range between -1.0 and 1.0.
4	Beta represents the slope of the line through a regression of data points representing an individual stock’s returns against those of the market as a whole.
5	Date of Fund inception was January 1, 2018.
6	The S&P 500 Index or the Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies.
7
ICE BofA US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. It is not possible to invest directly in this index.

8	Bloomberg: SPX Index
9	Bloomberg: VIX Index (The VIX Index is a 30-day expectation of volatility given by a weighted portfolio of out-of-the- money European options on the S&P 500)
10	The option-adjusted spread (OAS) measures the difference in yield between a bond with an embedded option with the yield on Treasuries
11	Bloomberg: LUACOAS Index (An investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default.)
12	One hundredth of one percent. For example 100 basis points equals one percent.
13	Bloomberg: LF98OAS Index
14	CL1 Comdty: Generic 1st ‘CL’ Future – Crude Oil Futures, NYMEX
15	Bloomberg: AMLP Index, XOP Index, XLE Index
16	https://www.bls.gov/charts/employment-situation/civilian-unemployment-rate.htm
17	Bloomberg: SPX Index
18	Bloomberg: VIX Index
19	CL1 Comdty: Generic 1st ‘CL’ Future – Crude Oil Futures, NYMEX
20	Bloomberg: AMLP Index, XOP Index, XLE Index
21	Bloomberg: LUACOAS Index
22	Bloomberg: LF98OAS Index
23
This document contains forward-looking statements, expectations, and calculations which reflect Magnetar’s views as of the date of this letter. These statements, expectations, and calculations can be identified by reference to words such as “believe”, “expect”, “potential”, “continue”, “may”, “will”, “should”, “seek”, “approximately”, “predict”, “intend”, “plan”, “estimate”, “anticipate” or other comparable words, some of which may be utilized in the definitions of certain statements and calculations found herein. All forward-looking statements and calculations herein are subject to various factors, including, without limitation, general and local economic conditions, changing levels of competition within certain markets, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and taxation factors affecting a portfolio’s operations, any or all of which could cause actual results to differ materially from the range of any projected outcomes referenced herein. Should Magnetar’s assumptions underlying the forward-looking statements, expectations, and calculations contained herein prove to be incorrect, the actual outcome or result may differ materially from the outcome or result expected. Magnetar undertakes no obligation to update or review any forward-looking statement, expectation or calculation, whether as a result of new information, future developments or otherwise.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Hypothetical value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of December 31, 2020

		Annualized
	One Year	Since Inception(1)
Institutional Class	-0.87%	3.20%
Investor Class	-1.07%	2.95%
ICE BofA Index(2)	0.67%	1.60%

(1)	Inception date of January 1, 2018.
(2)
The ICE BofA Merrill Lynch 3 Month Treasury Bill Index (“ICE BofA Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding U.S. Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index.

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Expense Example (Unaudited)
December 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense Ratio	Account Value	Account Value	During Period(1)
	(12/31/2020)	(7/1/2020)	(12/31/2020)	(7/1/2020 to 12/31/2020)
Institutional Class
Actual(2)(3)	1.42%	$1,000.00	$1,013.30	$7.19
Hypothetical (5% annual return
before expenses)(4)	1.42%	$1,000.00	$1,018.00	$7.20

Investor Class
Actual(2)(3)	1.67%	$1,000.00	$1,012.30	$8.45
Hypothetical (5% annual return
before expenses)(4)	1.67%	$1,000.00	$1,016.74	$8.47

(1)	Expenses are equable to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/366 to reflect its six-month period.
(2)	Based on the actual returns for the period from July 1, 2020 through December 31, 2020 of 1.33% and 1.23% for the Institutional Class and Investor Class, respectively.
(3)	Excluding dividends on short positions and borrowing expense, your actual cost of investing in Institutional Class and Investor Class would be $6.93 and $8.24, respectively.
(4)	Excluding dividends on short positions and borrowing expense, your hypothetical cost of investing in Institutional Class and Investor Class would be $6.95 and $8.26, respectively.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Allocation of Portfolio(1) (Unaudited)
December 31, 2020

LONG INVESTMENTS(2)(3)

(1)	The investments held short by the Fund are 100% swap contracts with notional value of $(18,897,387).
(2)
Data expressed as a percentage of long short term investments and long swap contracts as of December 31, 2020. Data expressed excludes short swap contracts and assets in excess of liabilities. Please refer to the Schedule of Investments and Schedule of Swap Contracts for more details on the Fund’s individual holdings.

(3)	The value of swaps contracts are expressed as notional and not market value.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Schedule of Investments
December 31, 2020

	Shares	Value
SHORT TERM INVESTMENTS – 49.37%

Money Market Funds – 49.37%
First American Government Obligations Fund, Class X, 0.04% (a)	8,503,753	$8,503,753
First American Treasury Obligations Fund, Class X, 0.04% (a)	8,503,752	8,503,752
Total Short Term Investments
(Cost $17,007,505)		17,007,505

Total Investments
(Cost $17,007,505) – 49.37%		17,007,505
Other Assets in Excess of Liabilities – 50.63% (b)		17,442,374
Total Net Assets – 100.00%		$34,449,879

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). Geographic location is in the United States unless otherwise noted.

(a)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.
(b)
The Fund has the ability to commit all or a portion of the deposits for brokers and investments as collateral for open swap contracts. The total value of such assets as of December 31, 2020 is $33,317,493.

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Schedule of Swap Contracts
December 31, 2020

			Pay/
			Receive			Number of			Unrealized
		Maturity	Financing		Payment	Shares/	Notional	Upfront	Appreciation
Counterparty	Security	Date	Rate	Financing Rate	Frequency	Units	Amount(1)	Payment	(Depreciation)*
LONG EQUITY SWAP CONTRACTS
JP Morgan	Acacia	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	24,669	$1,799,718	$—	$133,359
Securities	Communications, Inc.
Goldman Sachs	Acacia	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	2,167	158,060	—	11,640
	Communications, Inc.			Effective Rate
JP Morgan	Aerojet Rocketdyne	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	41,434	2,189,605	—	18,432
Securities	Holdings, Inc.
JP Morgan	Alexion	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	15,044	2,349,975	—	(26,371)
Securities	Pharmaceuticals, Inc.
JP Morgan	Bankia SA	12/2/22	Receive	0.300% + 1 Month EURIBOR	Monthly	53,380	91,753	—	14,088
Securities
Goldman Sachs	BMC Stock	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	27,462	1,473,815	—	344,966
	Holdings, Inc.			Effective Rate
JP Morgan	Cineplex, Inc.	12/2/22	Pay	0.300% + 1 Month CDOR01	Monthly	8,592	57,189	—	(44,848)
Securities
Goldman Sachs	Cineplex, Inc.	12/10/25	Pay	0.350% + CAONREPO	Monthly	1,606	10,283	—	(31,105)
JP Morgan	CIT Group, Inc.	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	3,424	122,887	—	40,098
Securities
JP Morgan	Coca-Cola Amatil Ltd.	12/2/22	Pay	0.500% + 1 Month BBSW	Monthly	235,957	2,230,527	—	53,111
Securities
JP Morgan	Concho Resources, Inc.	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	6,560	382,774	—	80,026
Securities
JP Morgan	Fitbit, Inc., Class A	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	169,016	1,149,271	—	55,005
Securities
Goldman Sachs	Fitbit, Inc., Class A	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	11,811	80,204	—	(4,101)
				Effective Rate
Goldman Sachs	Grubhub, Inc.	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	17,124	1,271,412	—	84,713
				Effective Rate
JP Morgan	HMS Holdings	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	38,512	1,415,179	—	6,983
Securities	Corporation
JP Morgan	Inphi Corporation	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	17,596	2,823,526	—	299,314
Securities
Goldman Sachs	Maxim Integrated	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	32,618	2,890,894	—	625,849
	Products, Inc.			Effective Rate

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Schedule of Swap Contracts – Continued
December 31, 2020

			Pay/
			Receive			Number of			Unrealized
		Maturity	Financing		Payment	Shares/	Notional	Upfront	Appreciation
Counterparty	Security	Date	Rate	Financing Rate	Frequency	Units	Amount(1)	Payment	(Depreciation)*
LONG EQUITY SWAP CONTRACTS (Continued)
Goldman Sachs	MTS Systems	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	5,509	$320,322	$—	$1,694
	Corporation			Effective Rate
Goldman Sachs	Navistar International	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	49,443	2,172,855	—	1,069
	Corporation			Effective Rate
JP Morgan	Norbord, Inc.	12/2/22	Pay	0.400% + 1 Month CDOR01	Monthly	29,186	1,238,690	—	118,691
Securities
JP Morgan	Parsley Energy,	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	68,814	977,057	—	294,035
Securities	Inc., Class A
JP Morgan	PNM Resources, Inc.	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	54,403	2,639,642	—	(66,034)
Securities
JP Morgan	RSA Insurance	12/2/22	Pay	0.300% + 1 Month LIBOR GBP	Monthly	193,561	1,752,161	—	4,329
Securities	Group plc
Goldman Sachs	Slack Technologies,	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	40,538	1,711,795	—	(22,864)
	Inc., Class A			Effective Rate
JP Morgan	TCF Financial	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	26,354	975,490	—	7,837
Securities	Corporation
JP Morgan	Teranga Gold	12/2/22	Pay	0.400% + 1 Month CDOR01	Monthly	2,265	23,594	—	(509)
Securities	Corporation
JP Morgan	Tiffany & Company	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	592	77,809	—	9,236
Securities
Goldman Sachs	Tiffany & Company	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	9,430	1,239,112	—	71,322
				Effective Rate
JP Morgan	Tikkurila Oyj	12/2/22	Receive	0.300% + 1 Month EURIBOR	Monthly	14,661	448,086	—	3,434
Securities
JP Morgan	Tilray, Inc., Class 2	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	6,724	55,528	—	(8,562)
Securities
JP Morgan	Varian Medical	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	5,377	940,639	—	6,137
Securities	Systems, Inc.
Goldman Sachs	Varian Medical	12/10/25	Pay	0.350% + U.S. Federal Funds	Monthly	10,030	1,754,818	—	13,601
	Systems, Inc.			Effective Rate
Goldman Sachs	Waddell & Reed	12/10/25	Pay	0.350% + U.S. Federal Funds
	Financial, Inc.			Effective Rate	Monthly	5,806	147,834	—	1,114

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Schedule of Swap Contracts – Continued
December 31, 2020

			Pay/
			Receive			Number of			Unrealized
		Maturity	Financing		Payment	Shares/	Notional	Upfront	Appreciation
Counterparty	Security	Date	Rate	Financing Rate	Frequency	Units	Amount(1)	Payment	(Depreciation)*
LONG EQUITY SWAP CONTRACTS (Continued)
JP Morgan	Willis Towers	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	12,547	$2,652,307	$—	$123,577
Securities	Watson plc
JP Morgan	Worldline SA	12/2/22	Receive	-0.300% + 1 Month EURIBOR	Monthly	3	(283)	—	36
Securities
JP Morgan	Xilinx, Inc.	12/2/22	Pay	0.350% + 1 Month LIBOR USD	Monthly	19,521	2,767,318	—	375,753
Securities
SHORT EQUITY SWAP CONTRACTS
JP Morgan	Advanced Micro	12/2/22	Pay	-0.400% + 1 Month LIBOR USD	Monthly	(30,746)	(2,819,716)	—	(428,937)
Securities	Devices, Inc.
Goldman Sachs	Analog Devices, Inc.	12/10/25	Pay	-0.250% + U.S. Federal Funds	Monthly	(19,441)	(2,872,271)	—	(602,656)
				Effective Rate
JP Morgan	Aon plc, Class A	12/2/22	Pay	-0.400% + 1 Month LIBOR USD	Monthly	(12,740)	(2,691,580)	—	(184,344)
Securities
JP Morgan	Aphria, Inc.	12/2/22	Pay	-0.400% + 1 Month LIBOR USD	Monthly	(7,716)	(53,401)	—	10,173
Securities
JP Morgan	AstraZeneca plc	12/2/22	Receive	0.000% + 1 Month LIBOR USD	Monthly	(30,068)	(1,503,001)	—	23,622
Securities	Sponsored ADR
Goldman Sachs	Builders	12/10/25	Pay	-0.250% + U.S. Federal Funds	Monthly	(35,920)	(1,466,021)	—	(332,914)
	FirstSource, Inc.			Effective Rate
JP Morgan	CaixaBank SA	12/2/22	Pay	-0.300% + 1 Month EURIBOR	Monthly	(36,317)	(90,068)	—	(12,260)
Securities
JP Morgan	ConocoPhillips	12/2/22	Pay	-0.400% + 1 Month LIBOR USD	Monthly	(9,524)	(380,865)	—	(76,467)
Securities
JP Morgan	Endeavour Mining	12/2/22	Pay	-1.500% + CABROVER	Monthly	(1,013)	(22,897)	—	506
Securities	Corporation
JP Morgan	First Citizens Bancshares,	12/2/22	Pay	-0.400% + 1 Month LIBOR USD	Monthly	(213)	(122,420)	—	(40,791)
Securities	Inc., Class A
JP Morgan	Huntington	12/2/22	Pay	-0.400% + 1 Month LIBOR USD	Monthly	(79,128)	(1,005,088)	—	(19,422)
Securities	Bancshares, Inc.
Goldman Sachs	Just Eat Takeaway NV	12/10/25	Pay	-0.350% + EONIA	Monthly	(11,180)	(1,191,642)	—	(10,233)
JP Morgan	Marvell Technology	12/2/22	Pay	-0.400% + 1 Month LIBOR USD	Monthly	(37,491)	(1,782,322)	—	(288,438)
Securities	Group Ltd.

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Schedule of Swap Contracts – Continued
December 31, 2020

			Pay/
			Receive			Number of			Unrealized
		Maturity	Financing		Payment	Shares/	Notional	Upfront	Appreciation
Counterparty	Security	Date	Rate	Financing Rate	Frequency	Units	Amount(1)	Payment	(Depreciation)*
SHORT EQUITY SWAP CONTRACTS (Continued)
JP Morgan	Pioneer Natural	12/2/22	Pay	-0.400% + 1 Month LIBOR USD	Monthly	(8,580)	$(981,895)	$—	$(294,279)
Securities	Resources Company
Goldman Sachs	salesforce.com, Inc.	12/10/25	Pay	-0.250% + U.S. Federal Funds	Monthly	(3,058)	(680,572)	—	(3,193)
				Effective Rate
JP Morgan	West Fraser	12/2/22	Pay	-1.500% + CABROVER	Monthly	(19,500)	(1,233,359)	—	(120,561)
Securities	Timber Company Ltd.
Goldman Sachs	Worldline SA	12/10/25	Pay	-0.350% + ESTRON	Monthly	(3)	(269)	—	(58)
									$214,803

GBP – British Pound
USD – U.S. Dollar

(1)	Swaps unwound with zero units but a payable outstanding amounted to $(3,841) as of December 31, 2020.
*	Based on the net swap value held at each counterparty, net unrealized appreciation (depreciation) is a receivable (payable).

BBSW – ASX Australian Bank Bill Shower Term Rates 1 Month Mid
CAONREPO – Canadian Overnight Repo Rate Average CORRA
CABROVER – Bank of Canada Overnight Lending Rate
CDOR01 – Canadian Bankers Acceptances 1 Month
EONIA – EMMI Euro Overnight Index Average
ESTRON – ESTR Volume Weighted Trimmed Mean Rate
EURIBOR – Euribor (Euro Interbank Offered Rate)
LIBOR – London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Investments, at value (Cost $17,007,505)	$17,007,505
Deposits for brokers	17,706,378
Receivable for fund shares issued	453,828
Cash	335,661
Receivable for swap contracts	210,962
Receivable for investments sold	25,279
Receivable from Adviser	4,404
Interest receivable	628
Prepaid expenses and other receivables	14,399
Total assets	35,759,044

LIABILITIES:
Payable for foreign currency (Proceeds $1,235,468)	1,237,660
Payable for audit fees	22,000
Payable for fund administration and accounting fees	19,136
Payable for transfer agent fees	10,340
Payable for investments purchased	10,006
Payable for compliance fees	2,087
Payable for custodian fees	996
Payable for interest on borrowing cost	662
Distribution fees payable	65
Accrued expenses and other liabilities	6,213
Total liabilities	1,309,165
NET ASSETS	$34,449,879

NET ASSETS CONSISTS OF:
Paid-in capital	$34,251,301
Distributable gains	198,578
NET ASSETS	$34,449,879

	Institutional	Investor
	Class	Class
Net assets	$34,424,041	$25,838
Shares issued and outstanding(1)	3,440,920	2,597
Net asset value, offering, and redemption price per share(2)	$10.00	$9.95

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$13,851
Dividend income	7
Total investment income	13,858

EXPENSES:
Investment advisory fees (See Note 3)	204,154
Fund administration and accounting fees (See Note 3)	97,688
Transfer agent fees (See Note 3)	48,246
Federal and state registration fees	46,909
Audit fees	46,249
Legal fees	24,957
Compliance fees (See Note 3)	11,217
Trustees’ fees (See Note 3)	10,995
Broker interest expense	6,805
Custodian fees (See Note 3)	5,920
Reports to shareholders	5,077
Insurance expense	2,416
Distribution fees – Investor Class (See Note 5)	65
Other	4,319
Total expenses before reimbursement	515,017
Less: Expense reimbursement by Adviser (See Note 3)	(283,677)
Net expenses	231,340
NET INVESTMENT LOSS	(217,482)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	981
Swap contracts	434,334
Foreign currency translation	(80,831)
Net realized gain (loss)	354,484
Net change in unrealized appreciation (depreciation) on:
Investments	(249)
Swap contracts	177,728
Foreign currency translation	(952)
Net change in unrealized appreciation (depreciation)	176,527
Net realized and change in unrealized gain (loss) on investments	531,011
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$313,529

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income (loss)	$(217,482)	$8,485
Net realized gain on investments, swap contracts
and foreign currency translation	354,484	70,188
Net change in unrealized appreciation (depreciation)
on investments, swap contracts, and foreign currency translation	176,527	(371)
Net increase in net assets resulting from operations	313,529	78,302

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class (See Note 4)	(141,374)	(127,454)
Investor Class (See Note 4)	(108)	(1,494)
Total distributions to shareholders	(141,482)	(128,948)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	32,022,699	128,063

NET INCREASE IN NET ASSETS	32,194,746	77,417

NET ASSETS:
Beginning of year	2,255,133	2,177,716
End of year	$34,449,879	$2,255,133

(1)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Institutional:
Issued	3,673,708	$36,565,523	—	$—
Issued to holders in
reinvestment of dividends	14,137	141,374	12,607	127,454
Redeemed	(466,936)	(4,684,244)	—	—
Net increase in
Institutional Class	3,220,909	$32,022,653	12,607	$127,454
Investor:
Issued	—	$—	—	$—
Issued to holders in
reinvestment of dividends	5	46	60	609
Redeemed	—	—	—	—
Net increase in Investor Class	5	$46	60	$609
Net increase in shares outstanding	3,220,914	$32,022,699	12,667	$128,063

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Financial Highlights

	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2018(1)
Institutional Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.13	$10.37	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.13)	0.04	(0.02)
Net realized and unrealized gain on investments	0.04	0.33	0.72
Total from investment operations	(0.09)	0.37	0.70

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	—
Net realized gains	(0.04)	(0.58)	(0.33)
Total distributions	(0.04)	(0.61)	(0.33)
Net asset value, end of year	$10.00	$10.13	$10.37

TOTAL RETURN(4)	-0.87%	3.62%	7.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$34,424	$2,229	$2,152
Ratio of gross expenses to average net assets:
Before expense reimbursement	3.15%	10.25%	11.59%
After expense reimbursement	1.41%	1.63%	1.53%
Ratio of broker interest on derivative
instruments to average net assets	0.04%	0.13%	0.03%
Ratio of operating expenses to average net
assets excluding broker interest
on derivative instruments	1.37%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(1.33)%	0.39%	(0.21)%
Portfolio turnover rate(5)	—%	—%	320%

(1)	Inception date of Institutional Class was January 1, 2018.
(2)	For an Institutional share outstanding for the entire year.
(3)	Calculated based on average shares outstanding during the year.
(4)	The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and swap contracts). The denominator includes the average fair value of long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Financial Highlights

	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2018(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.10	$10.35	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.16)	0.01	(0.05)
Net realized and unrealized gain on investments	0.05	0.33	0.73
Total from investment operations	(0.11)	0.34	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	—
Net realized gains	(0.04)	(0.58)	(0.33)
Total distributions	(0.04)	(0.59)	(0.33)
Net asset value, end of year	$9.95	$10.10	$10.35

TOTAL RETURN(4)	-1.07%	3.30%	6.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$26	$26	$26
Ratio of gross expenses to average net assets:
Before expense reimbursement	3.40%	10.50%	11.84%
After expense reimbursement	1.66%	1.88%	1.78%
Ratio of broker interest on derivative
instruments to average net assets	0.04%	0.13%	0.03%
Ratio of operating expenses to average net
assets excluding broker interest
on derivative instruments	1.62%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(1.58)%	0.14%	(0.46)%
Portfolio turnover rate(5)	—%	—%	320%

(1)	Inception date of Investor Class was January 1, 2018.
(2)	For an Investor share outstanding for the entire year.
(3)	Calculated based on average shares outstanding during the year.
(4)	The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and swap contracts). The denominator includes the average fair value of long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements
December 31, 2020

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The MProved Systematic Merger Arbitrage Fund (the “Fund”) has its own investment objectives and policies within the Trust. The Fund commenced operations on January 1, 2018. The Fund’s investment adviser, Magnetar Asset Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales and marketing of the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any series of the Trust.

The Fund seeks to achieve positive absolute returns. The Fund pursues its investment objective through a rules-based merger arbitrage strategy. The Fund is “non-diversified” under the 1940 Act. The Fund offers two shares classes, Investor Class and Institutional Class, for which there is no front-end sales load, but are subject to a 2.00% redemption fee if redeemed within 30 days of purchase. The Investor Class shares are subject to a 0.25% distribution fee of average daily net assets. Institutional Class shares are not subject to any distribution fees.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution and shareholder servicing fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.   Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more days are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a future contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Short Term Investments	$17,007,505	$—	$—	$17,007,505
Swap Contracts(1)	—	210,962	—	210,962
	$17,007,505	$210,962	$—	$17,218,467

(1)	Swap contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2020, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.   Securities Sold Short – The Fund sells securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur losses if the price of the security increases between the date of the short sale and the date on which the Fund purchase the securities to replace the borrowed securities. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends and interest payable on securities while those securities are sold short. When a security is sold short, the value received will be recorded as short sale proceeds on the Statement of Assets and Liabilities. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund’s policy is to segregate liquid assets in an amount equal to the fair value of securities sold short (not including proceeds received), which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

C.   Transactions with Brokers – The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers or in a segregated account at the Fund’s custodian for securities sold short. The receivable from brokers on the Statement of Assets and Liabilities represents the collateral for securities sold short and derivative instruments. The Fund may maintain cash deposits at brokers beyond the receivables for short sales.

The Fund’s equity swap contracts’ and futures contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the short sale proceeds by the Fund would be presented as a deposit at brokers on the Statement of Assets and Liabilities. The Fund’s securities sold short are traded through the same account and the deposits associated with these investments are not able to be determined by security or contract type. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

D.   Equity Swap Contracts – The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. During the year ended December 31, 2020, the Fund entered into both long and short equity swap contracts. The Fund may enter into swap contracts for hedging purposes, volatility management purposes, or otherwise to gain or reduce long or short exposure to one or more asset classes. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract generally at a rate equal to the floating index rate agreed upon by the Fund and the counterparty plus an additional rate. (Please see the Schedule of Swaps for details on a contract by contract basis). A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at the agreed upon floating rate between the Fund and the counterparty plus an additional rate. (Please see the Schedule of Swaps for details on a contract by contract basis).

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Fund will realize gains or losses upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Refer to Note 2 A. for a pricing description. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 K. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 M. for further derivative disclosures.

E.   Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates. Foreign currency held/owed will be reported as cash held in foreign currency and payable for foreign currency, respectively, on the Statement of Assets and Liabilities.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

F.   Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

G.   Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.

H.   Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

I.   Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses of the Fund are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the fund of the Trust, or by other equitable means.

J.   Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

K.   Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. The Fund’s derivative contracts are subject to agreements which contain certain covenants and other provisions (“credit risk related contingent features”) that may require the Fund to maintain a NAV above a stated amount or percentage over defined time periods. Upon occurrence of a termination event in respect of a decline in NAV, counterparties to the agreements may require additional collateral be posted by the Fund and/or declare an event of default and terminate any open contracts as of such date. At December 31, 2020, each fund counterparty was in net unrealized gain for derivative contract positions. As a result, the Fund did not have a net liability by each counterparty for derivative contracts, executed pursuant to International Swaps and Derivative Agreement master agreements (“ISDA”) with credit risk – related contingent features. The counterparty risk for equity swaps contracts to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Futures contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the futures against counterparty nonperformance.

L.   Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

M.   Derivatives – The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2020, the Fund’s average derivative volume is described below:

	Quarterly Average	Quarterly Average
	Quantity	Notional Value
Long Equity Swap Contracts	663,945	22,501,597
Short Equity Swap Contracts	182,500	10,865,814

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2020:

	Fair Value
	Assets	Liabilities
Swap Contracts
Equity	$210,962	$—
Total fair value of derivative instruments	$210,962	$—

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the period ended December 31, 2020:

Net Realized Gain (Loss) on Derivatives

Derivatives	Swap Contracts
Equity Contracts	$434,334
Total	$434,334

Net Change in Unrealized
Appreciation (Depreciation) on Derivatives

Derivatives	Swap Contracts
Equity Contracts	$177,728
Total	$177,728

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.50% of the Fund’s average daily net assets until March 31, 2020. Effective April 1, 2020, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.37% of the Fund’s average daily net assets. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within the 36 month rolling period after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration
January 2021 – December 2021	$205,676
January 2022 – December 2022	$190,400
January 2023 – December 2023	$283,677

Fund Services acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2020, are disclosed in the Statement of Operations.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of December 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$17,007,505
Gross unrealized appreciation	$—
Gross unrealized depreciation	—
Net unrealized appreciation	—
Undistributed ordinary income	199,010
Undistributed long-term capital gain	2,287
Other accumulated losses	(2,719)
Total distributable gains/(accumulated deficit)	$198,578

As of December 31, 2020, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the taxable year ended December 31, 2020, the Fund did not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets,

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

results of operations or net asset values per share of the Fund. For the year ended December 31, 2020 the following table shows the reclassifications made:

Distributable Gains/
Accumulated Deficit	Paid-in Capital
$ —	$ —

The tax character of distributions paid for the years December 31, 2020 and December 31, 2019 were as follows:

	Ordinary Income*	Long-Term Capital Gain	Total
2020	$141,482	$ —	$141,482
2019	128,948	—	128,948

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

Quasar Distributors, LLC is the Fund's distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies. The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of each Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor Class shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. During the year ended December 31, 2020, the Fund accrued $65 in distribution fees.

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.37% for the Investor Class.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, futures contracts, swap contracts and short investments, by the Fund for the year ended December 31, 2020, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	—	—

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

7.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

		Gross	Net Amounts	Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross	Amounts	Presented
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Swap Contracts —
Goldman Sachs	$1,155,968	$1,007,124	$148,844	$—	$—	$148,844
JPMorgan	1,677,782	1,615,664	62,118	—	—	62,118
	$2,833,750	$2,622,788	$210,962	$—	$—	$210,962

Liabilities:
Description
Swap Contracts —
Goldman Sachs	$1,007,124	$1,007,124	$—	$—	$—	$—
JPMorgan	1,615,664	1,615,664	—	—	—	—
	$2,622,788	$2,622,788	$—	$—	$—	$—

*	In some instances, the actual collateral pledged/received may be more than amount shown.

8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2020, affiliates of the Adviser owned 0.11% of the outstanding shares of the Fund.

9.  LIBOR

The Fund may invest in certain instruments that rely in some fashion upon London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away for LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Notes to the Financial Statements – Continued
December 31, 2020

10.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets an the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, and industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value of liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

11.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the Financial statements were issued.  There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of MProved Systematic Merger Arbitrage Fund and the Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MProved Systematic Merger Arbitrage Fund (the “MProved Fund”), (one of the funds constituting Series Portfolios Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the MProved Fund (one of the funds constituting Series Portfolios Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the MProved Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the MProved Fund since 2018.

Minneapolis, Minnesota
March 1, 2021

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
December 31, 2020

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 23, 2020 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the MProved Systematic Merger Arbitrage Fund (the “Fund”), and Magnetar Asset Management LLC (“Magnetar”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Magnetar to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Magnetar provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Magnetar included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Magnetar, including Magnetar’s portfolio managers and other personnel, and the investment practices and techniques used by Magnetar in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Magnetar and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Magnetar’s profitability and economies of scale; and (v) other ancillary or “fall-out” benefits Magnetar and/or its affiliates may receive based on their relationships with the Fund. In addition to the Meeting, the Board met virtually on July 8, 2020 with Fund Services to discuss the materials that had been furnished by Magnetar in response to the information requests.  The Board also met periodically over the course of the year. At these meetings, representatives of Magnetar furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Magnetar, and compliance and operational matters related to the Fund and Magnetar.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below.  The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Magnetar.  The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.  The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee.  The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Magnetar under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of each of the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Magnetar’s investment process and portfolio strategy

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. The Board noted that Magnetar had been managing the Fund’s portfolio since inception.

The Board evaluated the ability of Magnetar, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered Magnetar’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Magnetar is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance information as of June 30, 2020 as compared to its benchmark index, the ICE BofA Merrill Lynch 3 Month Treasury Bill Index and noted that the Fund’s Institutional Class and Investor Class outperformed the index for the since inception period, but underperformed the index for the one-year. Additionally, the Board considered the Fund’s investment performance for the year-to-date and one-year periods ended April 30, 2020 as compared to a peer group derived from funds in the Morningstar US Fund Market Neutral category, and noted that the Fund’s Institutional Class shares had outperformed the Morningstar peer group average and median for both periods.

After considering the investment performance information described above, the Trustees concluded that the performance obtained by Magnetar for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Magnetar’s continued management.

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Magnetar for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by Fund Services in consultation with Magnetar. The Board noted that the Management Fee Rate was higher than the Expense Group average and median.

The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Magnetar. The Board also requested information about the nature and extent of services offered and fee rates charged by Magnetar to other types of clients and was advised that the fees charged to the Fund were in line the standard fee rates charged to clients investing in a hedge fund managed by an affiliate of Magnetar that has a strategy substantially similar to the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate for the Fund was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Magnetar had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.37% of the Fund’s average daily net assets. The Board considered the Fund’s net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by Fund Services to select the mutual funds and share classes in the Expense Group. The Board noted that the Fund’s net expense ratio for Institutional Class and Investor Class shares was lower than both the average ratio and median ratio of the Expense Group.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Magnetar’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2020. The Board noted that Magnetar has subsidized the Fund’s operations since inception, but has not yet recouped those subsidies. The Board recognized that Magnetar was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Magnetar expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Magnetar’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced limited growth since it commenced operations. The Board then considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow. The Board was advised that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Magnetar continues to expand its operations and the Fund grows.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Magnetar as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, Magnetar confirmed it does not currently benefit from soft dollar arrangements with respect to Fund transactions. Ancillary benefits could also include benefits potentially derived from an increase in Magnetar’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Magnetar, or to

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Magnetar were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Additional Information (Unaudited)
December 31, 2020

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Counsel, Kohlberg Kravis	1	Independent
(born 1961)		Since	Roberts & Co. L.P.		Trustee,
		September	(2013 – 2015).		Listed Funds
		2015.			Trust
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee,
		September			First Western
		2015.			Funds Trust
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).

Interested Trustee

Jeanine M. Bajczyk(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1965)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2006).
2020.

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and	Since	U.S. Bank Global Fund	Applicable	Applicable
	Principal	July	Services (since 2005).
	Executive	2019.
Officer

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	January	Services (since 2010).
	and Principal	2019.
Financial
Officer

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Additional Information (Unaudited) – Continued
December 31, 2020

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Services Fund
		2019.	(since 2012).

Hailey S. Glaser	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2015);
		2019.	Audit Senior, Deloitte &
Touche LP
(2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2017);
		2019.	Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2020, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Bajczyk, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Additional Information (Unaudited) – Continued
December 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 833-MPROVED (833-677-6833).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 833-MPROVED (833-677-6833). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 833-MPROVED (833-677-6833), or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (“QDI”) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2020 was 0.00%.

For corporate shareholders, the percent of qualified interest income (QII) distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2020 was 9.35%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 100.00%.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Magnetar Asset Management, LLC
1603 Orrington Avenue, 13th Floor
Evanston, IL 60201

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst and Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

LEGAL COUNSEL
Goodwin Procter LLP
1900 North Street NW
Washington, DC 20036

This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective Prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-833-677-6833.

(b)  Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2020 and December 31, 2019, the Fund’s principal accountant was Ernst & Young LLP.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019

Audit Fees	$35,000	$50,000
Audit-Related Fees	$0	$0
Tax Fees	$8,500	$21,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Series Portfolios Trust

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, President

Date    March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, President

Date    March 8, 2021

By (Signature and Title)*    /s/Cullen O. Small
Cullen O. Small, Treasurer

Date    March 8, 2021

* Print the name and title of each signing officer under his or her signature.